Exhibit 99.1

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                             SECTIONS 302 AND 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Thermodynetics, Inc. (the "Company") on Form 10-KSB for the fiscal year ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chief Executive Officer ("CEO") of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 in all material respects; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         Date: June 17, 2003       By: /s/  Robert A. Lerman
                                       -----------------------------------------
                                       Robert A. Lerman
                                       President and Chief Executive Officer